Exhibit 2.3

Form 52-109FT2 – Certification of Interim Filings during Transition Period

I, William Meyer, Director, Chairman of the Board and member of the Audit Committee, Minco Mining & Metals Corporation, certify that:

1.

I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Minco Mining & Metals Corporation, (the Issuer) for the interim period ending March 31, 2004;

2.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the Issuer, as of the date and for the periods presented in the interim filings.

Date:  May 13, 2004

“William Meyer”

__________________________

William Meyer, Director

Chairman of the Board

Member of the Audit Committee

Form 52-109FT2 – Certification of Interim Filings during Transition Period

I, Robert Gayton, Director and Chairman of the Audit Committee, Minco Mining & Metals Corporation, certify that:

4.

I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Minco Mining & Metals Corporation, (the Issuer) for the interim period ending March 31, 2004;

5.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

6.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the Issuer, as of the date and for the periods presented in the interim filings.

Date:  May 13, 2004

“Robert Gayton”

__________________________

Robert Gayton, Director

Chairman, Audit Committee